Exhibit 10.3

SECOND AMENDMENT TO
COMMERCIAL SECURITY AGREEMENT

THIS SECOND AMENDMENT TO COMMERCIAL SECURITY AGREEMENT (hereinafter referred to as this “Amendment”), is made and entered into as of this 1st day of August, 2011, by The Female Health Company, a Wisconsin corporation, whose mailing address is 515 N. State Street, Suite 2225, Chicago, Illinois 60654 (“Grantor”), to and for the benefit of Heartland Bank, a federal savings bank, whose mailing address is 212 South Central Ave., Suite 200, Clayton, Missouri 63105 (“Lender”). This Amendment amends that certain Commercial Security Agreement dated as of November 1, 2004 by and between the parties hereto, as amended by that certain First Amendment to Commercial Security Agreement dated as of July 1, 2010 (collectively, and together with this Amendment, the “Security Agreement”).

WITNESSETH:

WHEREAS, the Lender and Grantor entered into an Amended and Restated Loan Agreement dated as of July 20, 2004, as amended by the First Amendment to Amended and Restated Loan Agreement dated November 1, 2004, as further amended by the Second Amendment to Amended and Restated Loan Agreement dated July ___, 2005, as further amended by the Third Amendment to Amended and Restated Loan Agreement dated July 1, 2006, as further amended by the Fourth Amendment to Amended and Restated Loan Agreement dated July 1, 2007, as further amended by the Fifth Amendment to Amended and Restated Loan Agreement dated as of July 1, 2008, as further amended by the Sixth Amendment to Amended and Restated Loan Agreement dated as of July 1, 2009, as further amended by the Seventh Amendment to Amended and Restated Loan Agreement dated as of January 4, 2010, and as further amended by the Eighth Amendment to Amended and Restated Loan Agreement dated as of July 1, 2010 (as so amended, the “Loan Agreement”), pursuant to which Lender has made available to Grantor from time to time certain term and revolving credit facilities;

WHEREAS, Grantor and Lender have agreed to amend and restate the Loan Agreement by executing a Second Amended and Restated Loan Agreement to change the terms and conditions of two (2) revolving credit facilities, including closing a certain revolving credit facility in the amount of One Million Dollars ($1,000,000) (Loan Number 303301693) and increasing the other revolving credit facility from One Million Dollars ($1,000,000) to Two Million Dollars ($2,000,000) (the “Two Million Dollar Loan”), and are desirous of amending and restating the promissory note evidencing the Two Million Dollar Loan to reflect the same, and in order to induce the Lender to do so, and as a condition precedent thereto, the parties hereto have agreed to modify certain provisions contained in the Security Agreement, all on the terms and conditions hereafter set forth; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.              Definitions, References.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.  Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Security Agreement shall from the date hereof refer to the Security Agreement as amended hereby.

Section 2.               Amendment to the Security Agreement.  The Security Agreement is hereby amended as follows:

2.1           The definition of “Loan Agreement” is hereby deleted in its entirety and is hereby replaced with the following:

Loan Agreement.  The words “Loan Agreement” mean that certain Second Amended and Restated Loan Agreement dated as of August 1, 2011, as the same may be amended, renewed, or extended.

2.2           The definition of “Notes” is hereby deleted in its entirety and is hereby replaced with the following:

Notes.  The word “Notes” means the Promissory Note dated as of August 1, 2011, made by Grantor payable to the order of Lender evidencing the obligation of Grantor to pay the aggregate unpaid principal amount of the loan made by Lender to Grantor in the principal face amount of $2,000,000, and all extensions, renewals and modifications thereto.

2.3           The following definition of “Related Documents” is hereby added to the Security Agreement:

Related Documents.  The words “Related Documents” mean, collectively, the Loan Agreement, the Notes, and each other instrument, agreement and document executed and delivered by Grantor in connection with the Loan Agreement and each other instrument, agreement or document referred to in the Loan Agreement or contemplated thereby.

Section 3.               Representations and Warranties. The Grantor hereby represents and warrants to the Lender that all of the representations and warranties of Grantor set forth in the Security Agreement remain true, correct and accurate in all respects.

Section 4.               Voluntary Agreement.  Each party represents and warrants to the other that it has consulted or has had the opportunity to consult with counsel regarding this Amendment that it is fully aware of the terms contained herein and that it has voluntarily and without coercion or duress of my kind entered into this Amendment.

Section 5.               Benefit of Security Agreement.  This Amendment shall be binding upon and shall inure to and for the benefit of the parties hereto, their heirs, administrators, personal representatives, successors and assigns.

Section 6.               Authority.  By his or her execution hereof, each of the persons signing on behalf of the parties hereto hereby represents and warrants that each is fully authorized to act and execute this Amendment on behalf of their respective party.

Section 7.               Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute together but one and the same agreement.

Section 8.               Severability.  The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof.  If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

Section 9.              Headings; Recitals.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.  The recitals set forth herein are hereby incorporated into this Amendment and form a part hereof, the truth and accuracy of which is evidenced by each party's execution hereof.

Section 10.            Governing Law.  This Amendment shall be binding upon and inure to and for the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Missouri. Without limitation of the foregoing, Grantor may not assign or transfer the Security Agreement without the prior written consent of the Lender.

Section 11.            Missouri Revised Statute §432.047.  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (GRANTOR(S)) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

Section 12.            Full Force and Effect.  Except as specifically amended hereby, all of the terms and conditions of the Security Agreement and all loan documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Amendment need be made in any instrument or document at any time referring to the Security Agreement, a reference to the Security Agreement in any of such to be deemed to be reference to the Security Agreement, as amended hereby.

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COUNTERPART SIGNATURE PAGE TO SECOND AMENDMENT TO
COMMERCIAL SECURITY AGREEMENT

IN WITNESS HEREOF, this Second Amendment to Commercial Security Agreement has been duly executed as of the day and year first written above.

“GRANTOR”

The Female Health Company,
a Wisconsin corporation

By:           /s/  O.B. Parrish
Name:      O.B. Parrish
Title:        Chairman and CEO

STATE OF ILLINOIS                    )
) SS
COUNTY OF COOK                      )

On this 1st day of August, 2011, before me appeared O.B. Parrish, in his/her capacity as Chairman and CEO of The Female Health Company, a Wisconsin corporation, to me personally known, who, being by me duly sworn, did say that he/she is the Chairman and CEO of The Female Health Company, a Wisconsin corporation, and that said instrument was signed in behalf of said corporation by authority of its Board of Directors, and said O.B. Parrish, as Chairman and CEO, acknowledged said instrument to be the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

/s/  Jacqueline F. Martin
Notary Public

My Commission Expires:  02/26/2014

COUNTERPART SIGNATURE PAGE TO SECOND AMENDMENT TO
COMMERCIAL SECURITY AGREEMENT

IN WITNESS HEREOF, this Second Amendment to Commercial Security Agreement has been duly executed as of the day and year first written above.

“LENDER”

Heartland Bank,
a federal savings bank

By:           /s/  Colin McNulty
Name:      Colin McNulty
Title:        Assistant Vice President

STATE OF MISSOURI                 )
) SS
COUNTY OF ST. LOUIS              )

On this 1st day of August, 2011, before me appeared Colin McNulty, to me personally known, who being by me duly sworn did say that he/she is a Assistant Vice President of Heartland Bank, a federal savings bank, and that said instrument was signed on behalf of said bank and said Colin McNulty, as Assistant Vice President, acknowledged said instrument to be the free act and deed of said bank.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year last above written.

/s/  Michelle Brewer
Notary Public

My Commission Expires:  09/19/2011